EXHIBIT 10.1


                     STATEMENT OF UNAMINOUS WRITTEN CONSENT
                      TO ACTION TAKEN AT A SPECIAL MEETING
                               OF THE DIRECTORS OF
                     LIFE ENERGY & TECHNOLOGY HOLDINGS, INC
                              BY WAIVIER OF NOTICE


   DATE:          June 24, 2004
   Time:          2:30 AM GMT
   Place:         Telephonically



THE UNDERSIGNED, being a all of the directors of Life Energy & Technology Holdings, Inc a Delaware Corporation and a U.S. Public Company (the Corporation) do hereby take the following actions in the name of and on behalf of the
Corporation:


At a telephonic meeting of the Board of Directors of Life Energy & Technology Holdings, Inc held pursuant to waiver of notice and attended by all members on June 24, 2004, and after due discussion,

IT WAS UNANIMOUSLY RESOLVED:

That the

1) That the Board of Directors has determined that more than the majority of the shares of its common stock authorized to vote on such matters and having voted in favor of the same it was resolved that the name of the Life Energy & Technology Holdings, Inc be changed to Global Environmental Energy Corporation.

2) It was further resolved that appropriate officers, directors and agents to the company be authorized to complete this action.



IN WITNESS WHERE OF:    The undersigned have executed this Consent:



Mr. Salim Ghafari               /s/ Salim Ghafari
                                --------------------

Dr CA McCormack                 /s/ Dr CA McCormack
                                --------------------

Dr A Reynolds                   /s/ Dr A Reynolds
                                --------------------